UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2024

AtlasClear Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41956 (Commission File Number)	92-2303797 (I.R.S. Employer Identification No.)

2203 Lois Ave., Ste. 814 Tampa, FL (Address of principal executive offices)	33607 (Zip Code)

(727) 446-6660 (Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATCH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On December 19, 2024, Richard Barber resigned as the Chief Financial Officer of AtlasClear Holdings, Inc. (the “Company”), effective as of such date. Mr. Barber agreed to remain available to the Company to help ensure a smooth transition. The Company thanks Mr. Barber for his services and wishes him well in his future endeavors. The Company has begun a search for Mr. Barber’s successor.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of December 19, 2024, the Company’s Board of Directors (the “Board”) approved the amendment of the Company’s Amended and Restated Bylaws, effective as of that date (the “Bylaws Amendment”), to reduce the quorum required for the transaction of business at stockholder meetings from the holders of a majority of the voting power of the Company’s outstanding shares of stock to the holders of 33.3% of the voting power of the Company’s outstanding shares of stock. The Board approved the Bylaws Amendment to lower the risk of failing to achieve the required quorum for any stockholder meetings, which failure would require the Company to adjourn such meetings and therefore cause the Company to incur additional costs, such as proxy solicitation costs, and suffer other potential disruptions to its business and distraction for management.

The foregoing description of the Bylaws Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Bylaws Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description of Exhibit
3.1	Amendment to the Amended and Restated Bylaws of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLASCLEAR HOLDINGS, INC.

Date: December 27, 2024	/s/ John Schaible
	Name:	John Schaible
	Title:	Executive Chairman